SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                       -----------------

                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):    April 7, 2004
                                                      ---------------------


                 COAST FINANCIAL HOLDINGS, INC.
---------------------------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




        Florida                      000-50433           14-1858265
----------------------------     ----------------    ----------------------
(State or Other Jurisdiction     (Commission File       (IRS Employer
     Incorporation)                  Number)         Identification Number)




2412 Cortez Road West, Bradenton, Florida                   34207
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:      (941) 752-5900
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


Item 5.  Other Events.

     On April 7, 2004, Coast Bank of Florida, a Florida state-chartered bank and wholly-owned subsidiary of Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing, among other things, that it purchased from 1301 Associates, L.C. (the "Seller") a six-story office building in downtown Bradenton, Florida pursuant to the terms and conditions of a Purchase and Sale Agreement, dated January 13, 2004, by and between the Company and the Seller (the "Purchase Agreement").

     A copy of the Purchase Agreement was previously filed as
Exhibit 10.6 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2004 and is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1 and also is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K


Exhibit No.              Description
-----------              -----------

  10.1 Purchase and Sale Agreement, dated January 13, 2004, by and between 1301 Associates, L.C. and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, filed with the Commission on February 26, 2004.

  99.1 Press Release, issued April 7, 2004, regarding the purchase of a six-story office building by Coast Bank of Florida.










  [Rest of Page Intentionally Blank.  Signature on following Page.]






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


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COAST FINANCIAL HOLDINGS, INC.



Date:  April 14, 2004         By:  /s/ Brian P. Peters
                                 --------------------------------
                                 Brian P. Peters
                                 President and Chief Executive
                                 Officer

                          EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  10.1 Purchase and Sale Agreement, dated January 13, 2004, by and between 1301 Associates, L.C. and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, filed with the Commission on February 26, 2004.

  99.1 Press Release, issued April 7, 2004, regarding the purchase of a six-story office building by Coast Bank of Florida.